FPA CRESCENT FUND

Portfolio of investments

March 31, 2021

(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 11.5%
Alphabet, Inc. (Class A)(a)	126,268	$260,430,275
Alphabet, Inc. (Class C)(a)	125,695	260,016,448
Baidu, Inc. (ADR) (China)(a)	363,467	79,072,246
Facebook, Inc. (Class A)(a)	907,007	267,140,772
Naspers, Ltd. (N Shares) (South Africa)	961,057	229,957,630
Prosus NV (Netherlands)	970,500	107,892,388
		$1,204,509,759
SEMICONDUCTOR DEVICES — 6.5%
Analog Devices, Inc.	1,801,707	$279,408,722
Broadcom, Inc.	641,678	297,520,421
NXP Semiconductors NV (Netherlands)	493,735	99,408,605
		$676,337,748

CABLE & SATELLITE — 5.7%
Charter Communications, Inc. (Class A)(a)(b)	407,280	$251,299,906
Comcast Corp. (Class A)(b)	6,452,478	349,143,584
		$600,443,490

CEMENT & AGGREGATES — 4.1%
HeidelbergCement AG (Germany)	1,246,654	$113,242,737
LafargeHolcim Ltd. (Switzerland)	5,364,980	315,263,174
		$428,505,911

INDUSTRIAL DISTRIBUTION & RENTAL — 3.3%
GEA Group AG (Germany)	771,842	$31,634,612
Howmet Aerospace, Inc.(a)	5,227,819	167,969,825
LG Corp. (South Korea)	1,770,770	141,442,552
		$341,046,989

P&C INSURANCE — 2.9%
American International Group, Inc.(b)	6,599,412	$304,958,828

ELECTRICAL COMPONENTS — 2.6%
TE Connectivity, Ltd. (Switzerland)	2,129,305	$274,914,569

INVESTMENT COMPANIES — 2.6%
Groupe Bruxelles Lambert SA (Belgium)	2,651,430	$274,429,642

DIVERSIFIED BANKS — 2.5%
Citigroup, Inc.	3,635,860	$264,508,815

BANKS — 2.5%
Signature Bank	237,984	$53,808,182
Wells Fargo & Co.	5,307,755	207,373,988
		$261,182,170

BASE METALS — 2.1%
Glencore plc (Switzerland)(a)	57,208,380	$224,180,657

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
INSURANCE BROKERS — 2.0%
Aon plc (Class A) (Britain)	910,807	$209,585,799

INSTITUTIONAL BROKERAGE — 1.7%
Jefferies Financial Group, Inc.(b)	5,858,352	$176,336,395

RAILROAD ROLLING STOCK — 1.6%
Westinghouse Air Brake Technologies Corp.	2,162,605	$171,191,812

INTERNET BASED SERVICES — 1.5%
Booking Holdings, Inc.(a)	67,582	$157,455,247

APPLICATION SOFTWARE — 1.3%
Epic Games, Inc.(c)(d)(e)	33,130	$19,049,750
Nexon Co. Ltd. (Japan)	3,656,263	118,545,804
		$137,595,554

MIDSTREAM - OIL & GAS — 1.3%
Kinder Morgan, Inc.(b)	8,211,021	$136,713,500

HOTELS, RESTAURANTS & LEISURE — 1.2%
Marriott International, Inc. (Class A)(a)	849,657	$125,842,698

TELECOM CARRIERS — 1.2%
SoftBank Group Corp. (Japan)	1,475,038	$124,290,852

APPAREL, FOOTWEAR & ACCESSORY DESIGN — 1.2%
Cie Financiere Richemont SA (Switzerland)	1,257,100	$120,689,048

E-COMMERCE DISCRETIONARY — 1.1%
Alibaba Group Holding Ltd. (ADR) (China)(a)	500,827	$113,552,506

WEALTH MANAGEMENT — 1.0%
LPL Financial Holdings, Inc.	757,545	$107,692,597

AIRCRAFT & PARTS — 1.0%
Meggitt plc (Britain)(a)	16,289,061	$107,205,355

COMPUTER HARDWARE & STORAGE — 1.0%
Dell Technologies (C Shares)(a)	1,192,689	$105,135,535

SPECIALTY CHEMICALS — 1.0%
Univar Solutions, Inc.(a)	4,750,715	$102,330,401

INFRASTRUCTURE SOFTWARE — 0.9%
FirstEnergy Corp.	2,789,666	$96,773,514

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.9%
Samsung C&T Corp. (South Korea)	859,010	$94,496,793

REAL ESTATE OWNERS & DEVELOPERS — 0.7%
Swire Pacific Ltd. (Class A) (Hong Kong)	10,152,602	$76,137,006

MEDICAL EQUIPMENT — 0.7%
Olympus Corp. (Japan)	3,319,838	$68,690,439

INTEGRATED UTILITIES — 0.4%
PG&E Corp.(a)	3,597,611	$42,128,025

OIL & GAS SERVICES & EQUIPMENT — 0.4%
McDermott International Ltd.(a)(f)	45,985,678	$36,788,542

MARINE SHIPPING — 0.3%
Sound Holding FP (Luxembourg)(c)(d)(e)(f)(g)	1,146,250	$30,644,837

OTHER COMMON STOCKS — 3.4% (l)		$353,220,303
		$353,220,303

TOTAL COMMON STOCKS — 72.1% (Cost $4,573,154,144)		$7,549,515,336

CLOSED END FUND — 0.7%
Altaba Escrow(c)(Cost $0)	4,756,180	$68,964,610

LIMITED PARTNERSHIPS
U.S. Farming Realty Trust, L.P. (Real Estate)(c)(d)(e)(f)	350,000	$16,303,245
U.S. Farming Realty Trust II, L.P. (Real Estate)(c)(d)(e)(f)	120,000	8,396,952
GACP II LP (Credit)(c)(d)(e)	958,312	33,558,894
FPS LLC (Marine Shipping)(c)(d)(e)(f)(g)	1,119,746	70,011,091
FPS Shelby Holding I LLC (Marine Shipping)(c)(d)(e)(f)(g)	107,799	8,876,468
TOTAL LIMITED PARTNERSHIPS — 1.3% (Cost $159,494,675)		$137,146,650

PREFERRED STOCK — 0.2%
ENGINEERING SERVICES — 0.2%
McDermott International, Inc.(c)(d)(e) (Cost $0)	22,591	$15,813,444

WARRANT — 0.0%
ENERGY — 0.0%
Cie Financiere Richemont SA 11/22/2023(a) (Cost $0)	2,521,536	$960,433

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
ASSET-BACKED SECURITY — 0.0%
MARINE SHIPPING — 0.0%
Kamsarmax Shipping — 7.000% 11/4/2021(c)(d)(e)(Cost $5,985,677)	$5,985,677	$4,352,784

CORPORATE BONDS & NOTES
COMMUNICATIONS — 0.1%
Uber Technologies, Inc. — 8.000% 11/1/2026(h)	$7,066,000	$7,648,945

CONSUMER, CYCLICAL — 1.0%
Carnival Corp. — 11.500% 4/1/2023(h)	$30,383,000	$34,598,641
Royal Caribbean Cruises Ltd. — 11.500% 6/1/2025(h)	61,108,000	70,885,280
		$105,483,921

ENERGY — 0.3%
Gulfport Energy Corp. — 6.000% 10/15/2024	$18,209,000	$15,659,740
Gulfport Energy Corp. — 6.375% 5/15/2025	8,822,000	7,895,690
Gulfport Energy Corp. — 6.375% 1/15/2026	9,128,000	8,283,660
Gulfport Energy Corp. — 6.625% 5/1/2023	9,417,000	8,098,620
		$39,937,710

INDUSTRIAL — 0.6%
Bombardier, Inc. — 7.450% 5/1/2034(h)	$5,800,000	$5,959,500
Bombardier, Inc. — 7.500% 3/15/2025(h)	55,865,000	54,957,194
		$60,916,694

TOTAL CORPORATE BONDS & NOTES — 2.0% (Cost $154,148,357)		$213,987,270

CORPORATE BANK DEBT
McDermott LC, 1M USD LIBOR — 6.335% 12/31/2021(c)(d)(e)(i)(j)	$28,718,370	$29,450,029
McDermott Technology Americas, Inc., 1M USD LIBOR + 3.000% — 3.109% 6/30/2024(c) (j)	1,074,102	848,540
McDermott Technology Americas, Inc., 1M USD LIBOR + 1.000% — 1.109% 6/30/2025(c) (j)	32,418,032	18,154,098
Steenbok LUX Financial 2 SARL, PIK — 10.750% 12/31/2021(c)	1,112,278	1,110,343
Western Digital Corp. Term Loan B 4, 1M USD LIBOR + 1.750% — 1.865% 4/29/2023(c)(j)	27,421,120	27,386,843
TOTAL CORPORATE BANK DEBT — 0.7% (Cost $140,871,731)		$76,949,853

U.S. TREASURIES
U.S. Treasury Bills — 0.003% 5/20/2021(k)	$65,000,000	$64,998,017
U.S. Treasury Bills — 0.005% 8/5/2021(k)	50,000,000	49,995,865
U.S. Treasury Bills — 0.006% 5/11/2021(k)	45,000,000	44,999,123
U.S. Treasury Bills — 0.006% 5/27/2021(k)	50,000,000	49,998,220
U.S. Treasury Bills — 0.007% 5/13/2021(k)	43,000,000	42,998,964
U.S. Treasury Bills — 0.008% 6/10/2021(k)	60,000,000	59,997,882
U.S. Treasury Bills — 0.008% 7/15/2021(k)	42,000,000	41,996,312
U.S. Treasury Bills — 0.008% 8/12/2021(k)	50,000,000	49,996,000

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
U.S. Treasury Bills — 0.009% 6/3/2021(k)	$45,000,000	$44,998,632
U.S. Treasury Bills — 0.010% 6/17/2021(k)	75,000,000	74,997,015
U.S. Treasury Bills — 0.010% 6/24/2021(k)	75,000,000	74,995,290
U.S. Treasury Bills — 0.010% 7/1/2021(k)	40,000,000	39,997,480
U.S. Treasury Bills — 0.011% 5/25/2021(k)	45,000,000	44,999,136
U.S. Treasury Bills — 0.012% 4/27/2021(k)	40,000,000	39,999,672
U.S. Treasury Bills — 0.012% 6/1/2021(k)	48,000,000	47,998,608
U.S. Treasury Bills — 0.017% 5/6/2021(k)	57,000,000	56,999,134
U.S. Treasury Bills — 0.020% 4/22/2021(k)	75,000,000	74,999,175
U.S. Treasury Bills — 0.021% 4/29/2021(k)	48,000,000	47,999,342
U.S. Treasury Bills — 0.026% 5/4/2021(k)	35,000,000	34,999,633
U.S. Treasury Cash Management Bills — 0.004% 6/15/2021(k)	65,000,000	64,998,050
TOTAL U.S. TREASURIES — 10.1% (Cost $1,052,983,368)		$1,052,961,550

TOTAL BONDS & DEBENTURES — 12.8% (Cost $1,353,989,133)		$1,348,251,457

TOTAL INVESTMENT SECURITIES — 87.1% (Cost $6,086,637,952)		$9,120,651,930

SHORT-TERM INVESTMENTS
Apple, Inc.
—0.051%5/4/2021	30,000,000	$29,998,625
—0.051%5/6/2021	10,451,000	10,450,492
—0.051%5/10/2021	40,593,000	40,590,801
—0.051%5/17/2021	35,000,000	34,997,764
—0.061%4/13/2021	25,000,000	24,999,500
—0.071%4/1/2021	48,000,000	48,000,000
Chevron Corp.
—0.061%4/12/2021	50,000,000	49,999,083
—0.061%4/13/2021	55,000,000	54,998,900
—0.061%4/15/2021	16,500,000	16,499,615
—0.061%4/19/2021	45,000,000	44,998,650
—0.061%4/20/2021	40,000,000	39,998,733
—0.071%4/1/2021	50,000,000	50,000,000
—0.081%5/5/2021	45,000,000	44,996,600
—0.081%5/13/2021	45,000,000	44,995,800
Exxon Mobil Corp.
—0.071%4/7/2021	15,000,000	14,999,825
—0.071%4/14/2021	50,000,000	49,998,736
—0.071%4/21/2021	60,000,000	59,997,667
—0.071%4/28/2021	30,000,000	29,998,425
—0.081%4/19/2021	50,000,000	49,998,000
—0.081%4/26/2021	26,000,000	25,998,556
Nestle Capital Corp.
—0.02%4/26/2021	25,000,000	24,999,653
—0.03%5/18/2021	35,000,000	34,998,629
—0.03%5/21/2021	100,000,000	99,995,833
—0.041%4/23/2021	50,000,000	49,998,778
—0.051%4/5/2021	20,000,000	19,999,889

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

(Unaudited)

SHORT-TERM INVESTMENTS — Continued	Shares or Principal Amount	Fair Value
—0.051%4/8/2021	40,000,000	39,999,611
—0.051%4/9/2021	80,000,000	79,999,111
—0.051%5/14/2021	27,000,000	26,998,388
—0.061%4/12/2021	50,000,000	49,999,083
—0.061%5/4/2021	63,000,000	62,996,535
—0.071%4/6/2021	50,000,000	49,999,514
Nestle Finance International Ltd.
—0.061%4/21/2021	50,000,000	49,998,333
—0.071%5/12/2021	50,000,000	49,996,014
State Street Bank Repurchase Agreement — 0.00% 4/1/2021
(Dated 03/31/2021, repurchase price of $42,270,000, collateralized by $43,130,600 principal amount U.S. Treasury Notes — 0.125% 2023, fair value $43,115,418)	$42,270,000	42,270,000
TOTAL SHORT-TERM INVESTMENTS — 13.8% (Cost $1,448,765,143)		$1,448,765,143

TOTAL INVESTMENTS — 100.9% (Cost $7,535,403,095)		$10,569,417,073

SECURITIES SOLD SHORT — (3.4)%
COMMON STOCKS SOLD SHORT — (0.1)%
Softbank Corp. (Japan)	(974,874)	$(12,665,218)
		$(12,665,218)
OTHER COMMON STOCKS SOLD SHORT(l)		$(320,496,923)

TOTAL COMMON STOCKS SOLD SHORT(Proceeds $300,956,713)		$(333,162,141)

CORPORATE BONDS & NOTES SOLD SHORT — (0.3)%
Western Digital Corp. — 4.750% 2/15/2026	(27,578,000)	(30,381,475)

TOTAL CORPORATE BONDS & NOTES SOLD SHORT(Proceeds $27,474,327)		$(30,381,475)

TOTAL SECURITIES SOLD SHORT(Proceeds $328,431,040)		$(363,543,616)
Other assets and liabilities, net — 2.5%		266,931,051
NET ASSETS — 100.0%		$10,472,804,508

(a)	Non-income producing security.
(b)	As of March 31, 2021, investments with a value of $960,800,000 were fully or partially segregated with the broker(s)/custodian as collateral for open short contracts.
(c)	Restricted securities. These restricted securities constituted 4.04% of total net assets at March 31, 2021, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund’s Board of Trustees.
(d)	Investments categorized as a significant unobservable input (Level 3) (See Note 1 of the Notes to Financial Statements).
(e)	These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.26% of total net assets at March 31, 2021.
(f)	Affiliated Security.
(g)	Controlled company.
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(i)	All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded.
(j)	Variable/Floating Rate Security — The rate shown is based on the latest available information as of March 31, 2021. For Corporate Bank Debt, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(k)	Zero coupon bond. Coupon amount represents effective yield to maturity.
(l)	As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

Purchased Options
Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Barclays Bank PLC	$4,776,000,000	$1,265,640	$3,964,080
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Barclays Bank PLC	4,776,000,000	1,265,640	4,011,840
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Barclays Bank PLC	4,776,000,000	1,265,640	4,059,600
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Barclays Bank PLC	4,776,000,000	1,265,640	4,107,360
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Goldman Sachs International	9,204,500,000	2,531,237	6,443,150
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Goldman Sachs International	9,204,500,000	2,531,238	6,535,195
Call — CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Goldman Sachs International	9,204,500,000	2,531,237	6,719,285
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Goldman Sachs International	9,204,500,000	2,531,238	6,811,330
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/15/2023	Morgan Stanley	5,062,500,000	1,265,625	3,138,750
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	2/22/2023	Morgan Stanley	5,062,500,000	1,265,625	3,189,375
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/01/2023	Morgan Stanley	5,062,500,000	1,265,625	3,240,000
Call – CMS Cap Swap(c)(d)	Receive	Maximum of [0, 30- Year— 3-Year — USD-ISDA Swap Rate — 0.04]	0.04%	3/08/2023	Morgan Stanley	5,062,500,000	1,265,625	3,290,625
Call — OIS Cap Swap(c)(d)	Receive	3-Month USD-LIBOR	0.68%	1/11/2029	Morgan Stanley	260,061,813	7,038,227	19,124,946
							$27,288,237	$74,635,536

FPA CRESCENT FUND

Portfolio of investments (Continued)

March 31, 2021

Written Options
Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counterparty	Notional Amount	Premium	Fair Value
Put —OIS Floor Swap(c)(d)	Pay	3-Month USD-LIBOR	0.35%	1/11/2029	Morgan Stanley	$(260,061,813)	$(7,038,227)	$(4,054,364)

Swap Agreements outstanding as of March 31, 2021 were as follows:
Credit Default Swaps on Asset-Backed Securities — Buy Protection (1)
Description	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counterparty	Notional Amount (2)	Value (3)	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Dell Inc. 7.1% Bonds due 4/15/2028 (c)(d)	Q	1.00%	6/20/2024	Barclays Bank PLC	$7,682,605	$(59,516)	$187,805	$(247,321)
Dell Inc. 7.1% Bonds due 4/15/2028 (c)(d)	Q	1.00%	6/20/2024	Goldman Sachs International	29,846,904	(201,249)	728,759	(930,008)
Dell Inc. 7.1% Bonds due 4/15/2028 (c)(d)	Q	1.00%	12/20/2024	Goldman Sachs International	4,801,628	(18,931)	113,687	(132,618)
Dell Inc. 7.1% Bonds due 4/15/2028 (c)(d)	Q	1.00%	6/20/2024	Morgan Stanley	17,362,671	(135,270)	394,146	(529,416)
						$(414,966)	$1,424,397	$(1,839,363)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i)receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii)receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The quoted market prices and resulting values for credit default swap agreements on Asset-Backed Securities serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of period-end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

FPA CRESCENT FUND

Portfolio of investments – RESTRICTED SECURITIES (Continued)

March 31, 2021

(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Altaba Escrow	09/26/2014, 09/29/2014, 09/30/2014, 10/03/2014, 10/06/2014, 10/07/2014, 08/28/2015, 11/01/2016, 11/02/2016, 11/03/2016	$—	$68,964,610	0.66%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 02/15/2023	02/26/2020	1,265,640	3,964,080	0.04%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Barclays Bank PLC 4.000% 02/22/2023	02/26/2020	1,265,640	4,011,840	0.04%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 03/01/2023	02/26/2020	1,265,640	4,059,600	0.04%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Barclays Bank PLC 4.000% 03/08/2023	02/26/2020	1,265,640	4,107,360	0.04%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 02/15/2023	02/26/2020	2,531,237	6,443,150	0.06%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Goldman Sachs International 4.000% 02/22/2023	02/26/2020	2,531,238	6,535,195	0.06%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/01/2023	02/26/2020	2,531,237	6,719,285	0.06%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Goldman Sachs International 4.000% 03/08/2023	02/26/2020	2,531,238	6,811,330	0.07%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 02/15/2023	02/26/2020	1,265,625	3,138,750	0.03%
CMS CAP SWAPTION 4.000 FEB23 4.000 CALL Morgan Stanley 4.000% 02/22/2023	02/26/2020	1,265,625	3,189,375	0.03%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 03/01/2023	02/26/2020	1,265,625	3,240,000	0.03%
CMS CAP SWAPTION 4.000 MAR23 4.000 CALL Morgan Stanley 4.000% 03/08/2023	02/26/2020	1,265,625	3,290,625	0.03%
Dell, Inc. 7.1% Bonds due 04/15/2028	09/12/2019, 10/10/2019	187,805	(59,516)	0.00%
Dell, Inc. 7.1% Bonds due 04/15/2028	11/10/2020	728,759	(201,249)	0.00%
Dell, Inc. 7.1% Bonds due 04/15/2028	11/01/2019	113,687	(18,931)	0.00%
Dell, Inc. 7.1% Bonds due 04/15/2028	09/05/2019, 10/15/2019, 10/17/2019	394,146	(135,270)	0.00%
Epic Games, Inc.	06/25/2020	19,049,750	19,049,750	0.18%
FPS LLC (Marine Shipping)	01/11/2021	101,943,350	70,011,091	0.67%
FPS Shelby Holding I LLC	02/04/2020, 03/26/2020, 04/29/2020, 07/24/2020	10,191,934	8,876,468	0.09%

FPA CRESCENT FUND

Portfolio of investments – RESTRICTED SECURITIES (Continued)

March 31, 2021

(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
GACP II LP (Credit)	01/17/2020	$24,687,112	$33,558,894	0.32%
Kamsarmax Shipping — 7.000% 11/04/2021	11/04/2020, 11/06/2020	5,985,677	4,352,784	0.04%
McDermott International, Inc.	12/31/2020	22,591	15,813,444	0.15%
MCDermott LC — 1.000% 12/31/2021	03/04/2021, 03/05/2021	35,777,645	29,450,029	0.28%
McDermott Technology Americas, Inc. — 1.146% 06/30/2025	07/20/2020, 07/29/2020, 08/03/2020, 09/01/2020, 11/02/2020, 11/30/2020, 12/31/2020, 01/05/2021	75,850,426	18,154,098	0.17%
McDermott Technology Americas, Inc. 06/30/2024	07/01/2020	954,582	848,540	0.01%
OIS CAP SWAPTION 0.680 JAN29 0.680 CALL Morgan Stanley 0.680% 01/11/2029	10/19/2020	7,038,227	19,124,946	0.18%
OIS FLOOR SWAPTION 0.350 JAN29 0.350 PUT Morgan Stanley 0.350% 01/11/2029	10/19/2020	(7,038,227)	(4,054,364)	(0.04)%
Sound Holding FP	10/07/2013	68,546,025	30,644,837	0.29%
Steenbok LUX Financial 2 SARL — 10.750% 12/31/2021	03/04/2020, 06/30/2020, 12/31/2020	$1,086,613	$1,110,343	0.01%
U.S. Farming Realty Trust II, L.P. (Real Estate)	12/24/2012, 04/29/2013, 06/17/2013, 10/28/2013, 01/14/2014, 04/22/2014, 06/25/2014, 09/09/2014, 10/08/2014, 12/18/2014, 06/18/2015, 07/29/2015	9,498,194	8,396,952	0.08%
U.S. Farming Realty Trust, L.P. (Real Estate)	11/26/2010, 01/31/2011, 03/09/2011, 04/15/2011, 05/10/2011, 06/27/2011, 08/15/2011, 10/17/2011, 10/28/2011, 11/28/2011, 01/03/2012, 01/26/2012, 04/05/2012, 07/13/2012, 12/07/2012, 08/01/2013	13,174,085	16,303,245	0.16%
Western Digital Corp. Term Loan B 4 — 1.896% 04/29/2023	01/27/2020, 02/27/2020	27,202,465	27,386,843	0.26%
TOTAL RESTRICTED SECURITIES		$415,644,856	$423,088,134	4.04%

See Notes to Financial Statements.

NOTE 1 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities’ value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1. The investments in limited partnerships represent investments in private funds which are valued at their net asset value as a practical expedient. The net asset value of the limited partnerships has been estimated primarily based upon the pro-rata ownership of the fair value of the limited partnerships as reported by the Management of the limited partnerships. Investments in private funds can never be redeemed. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the limited partnerships.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2021: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$1,204,509,759	—	—	$1,204,509,759
Semiconductor Devices	676,337,748	—	—	676,337,748
Cable & Satellite	600,443,490	—	—	600,443,490
Cement & Aggregates	428,505,911	—	—	428,505,911
Industrial Distribution & Rental	341,046,989	—	—	341,046,989
P&C Insurance	304,958,828	—	—	304,958,828
Electrical Components	274,914,569	—	—	274,914,569
Investment Companies	274,429,642	—	—	274,429,642
Diversified Banks	264,508,815	—	—	264,508,815
Banks	261,182,170	—	—	261,182,170
Base Metals	224,180,657	—	—	224,180,657
Insurance Brokers	209,585,799	—	—	209,585,799
Institutional Brokerage	176,336,395	—	—	176,336,395
Railroad Rolling Stock	171,191,812	—	—	171,191,812
Internet Based Services	157,455,247	—	—	157,455,247
Application Software	118,545,804	—	$19,049,750	137,595,554
Midstream - Oil & Gas	136,713,500	—	—	136,713,500
Hotels, Restaurants & Leisure	125,842,698	—	—	125,842,698
Telecom Carriers	124,290,852	—	—	124,290,852
Apparel, Footwear & Accessory Design	120,689,048	—	—	120,689,048
E-Commerce Discretionary	113,552,506	—	—	113,552,506
Wealth Management	107,692,597	—	—	107,692,597
Aircraft & Parts	107,205,355	—	—	107,205,355
Computer Hardware & Storage	105,135,535	—	—	105,135,535
Specialty Chemicals	102,330,401	—	—	102,330,401
Infrastructure Software	96,773,514	—	—	96,773,514
Commercial & Residential Building Equipment & Systems	94,496,793	—	—	94,496,793
Real Estate Owners & Developers	76,137,006	—	—	76,137,006
Medical Equipment	68,690,439	—	—	68,690,439
Integrated Utilities	42,128,025	—	—	42,128,025
Oil & Gas Services & Equipment	36,788,542	—	—	36,788,542
Marine Shipping	—	—	30,644,837	30,644,837
Other Common Stocks	353,220,303	—	—	353,220,303
Closed End Fund	—	$68,964,610	—	68,964,610
Limited Partnerships	—	—	137,146,650	137,146,650
Preferred Stock
Engineering Services	—	—	15,813,444	15,813,444
Warrant
Energy	960,433	—	—	960,433
Asset-Backed Security
Marine Shipping	—	—	4,352,784	4,352,784
Corporate Bonds & Notes	—	213,987,270	—	213,987,270
Corporate Bank Debt	—	47,499,824	29,450,029	76,949,853
U.S. Treasuries	—	1,052,961,550	—	1,052,961,550
Short-Term Investments	—	1,448,765,143	—	1,448,765,143
	$7,500,781,182	$2,832,178,397	$236,457,494	$10,569,417,073
Purchased Options (interest rate risk)	$—	$—	$74,635,536	$74,635,536
Written Options (interest rate risk)	—	—	(4,054,364)	(4,054,364)
Credit Default Swaps (interest rate risk)	—	—	(414,966)	(414,966)
	$—	$—	$70,166,206	$70,166,206
Common Stock Sold Short	$(333,162,141)	$—	$—	$(333,162,141)
Corporate Bonds & Notes Sold Short	—	(30,381,475)	—	(30,381,475)
	$(333,162,141)	$(30,381,475)	$—	$(363,543,616)

The following table summarizes the Fund’s Level 3 investment securities and related transactions during the period ended March 31, 2021:

Investments	Beginning Value at December 31, 2020	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at March 31, 2021	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at March 31, 2021
Common Stocks	$50,973,743	$(1,279,156)	—	—	—	$49,694,587	$(1,279,157)
Closed End Fund	67,513,975	1,450,635	—	—	$(68,964,610)	—	1,450,635
Limited Partnerships	139,460,218	1,401,656	$4,349,298	$(8,064,522)	—	137,146,650	1,401,656
Preferred Stock	7,906,722	7,906,722	—	—	—	15,813,444	7,906,722
Asset-Backed Securities Marine Shipping	4,410,116	21,507	—	(78,839)	—	4,352,784	21,507
Corporate Bank Debt	22,136,102	3,263,026	4,050,901	—	—	29,450,029	5,233,390
Purchased Options (interest rate risk)	23,846,085	50,789,451	—	—	—	74,635,536	50,789,451
Written Options (interest rate risk)	(6,353,310)	2,298,946	—	—	—	(4,054,364)	2,298,946
Credit Default Swaps (credit risk)	(59,388)	(355,578)	—	—	—	(414,966)	(247,739)
	$309,834,263	$65,497,209	$8,400,199	$(8,143,361)	$(68,964,610)	$306,623,700	$67,575,411

* Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund’s Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period.

There were transfers of $68,964,610 out of Level 3 into Level 2 and $46,614,081 out of Level 2 into Level 3 during the period ended March 31, 2021. Transfers out of Level 3 were due to change in valuation technique from recent trade activity to vendor priced. Transfers into Level 3 were due to change in valuation technique from vendor priced to third party broker quoted.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of March 31, 2021.

Financial Assets	Fair Value at March 31, 2021	Valuation Technique(s)	Unobservable Inputs	Price/Range	Weighted Average
Asset-Backed Securities - Marine Shipping	$4,352,784	Most Recent Capitlization (Funding) (a)	Cost	$72.72	$72.72
			Market Discount	12%

Corporate Bank Debt	$29,450,029	Pricing Model (b)	Quotes/Prices	$77.00	$77.00

Preferred Stock	$15,813,444	Pricing Model (b)	Quotes/Prices	$70.00	$70.00

Purchased Options (interest rate risk)	$74,635,536	Third-Party Broker Quote (c)	Quotes/Prices	$0.00 - $0.07	$0.02

Written Options (interest rate risk)	$(4,054,364)	Third-Party Broker Quote (c)	Quotes/Prices	$0.02	$0.02

Credit Default Swaps (credit risk)	$(414,966)	Third-Party Broker Quote (c)	Quotes/Prices	($0.74) - ($0.36)	$(0.68)

Common Stocks- Long	$30,644,837	NAV adjusted to Fair Value (d)	N/A	$26.73	$26.73

	19,049,750	Restricted Security (e)	Quotes/Prices	$575.00	$575.00

Limited Partnerships	$33,558,894	NAV as Practical Expedient (f)	N/A	$35.02	$55.88
			Market Discount	15%
	$70,011,091	NAV as Practical Expedient (f)	N/A	$62.52
	8,876,468	NAV as Practical Expedient (f)	N/A	$82.34

	$16,303,245	Discounted NAV (g)	Discount	$46.58	$54.53
			Market Discount	31%
	$8,396,952	Discounted NAV (g)	Discount	$69.97
			Market Discount	26%

(a)  The significant unobservable inputs used in the fair value measurement of the Fund's term loan are based on its most recent funding, discounted for potential exit strategies. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment could be lower.

(b)  The Pricing Model technique for Level 3 securities involves recently quoted funding prices of the security.

(c)  The Third Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(d)  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

(e)  The fair value of the investment is based on the initial purchase price. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the valuve of the investment could be lower.

(f)   No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

(g)  The NAV provided by the general partner has been discounted for the possible impact from various long-term exit strategies under consideration by the general partner.

Options Contracts: An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premiums paid.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds’ transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption “Forward Foreign Currency Contracts.” Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption “Forward Foreign Currency Contracts.”

Credit Default Swaps: The Fund enters into credit default swap contracts for investment purposes and to manage its credit risk. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. The Fund may purchase or sell protection. A seller of protection generally receives an upfront payment or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments received are accrued daily and accounted for as realized gains. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The buyer of protection generally pays an upfront premium or periodic payments throughout the term of the swap provided there is no credit event. Such periodic payments paid are accrued daily and accounted for as realized losses.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligations to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

NOTE 2 — Federal Income Tax

The cost of investment securities held at March 31, 2021 (excluding short-term investments), was $6,128,710,738 for federal income tax purposes. Net unrealized appreciation consists of:

Gross unrealized appreciation:	$3,194,507,428
Gross unrealized depreciation:	(202,566,236)
Net unrealized appreciation:	$2,991,941,192